Exhibit 99.1

An Overview of Omni Bio Pharmaceutical, Inc.

A Company Focused on Monetizing Assets and Creating Breakthrough Therapies

Bruce Schneider, Ph.D.
February, 2013

Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. The forward-looking statements in this presentation are based on information available to us as of the date any such statements are made and we assume no obligation to update these forward-looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include the risks described from time to time in our reports filed with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at www.sec.gov. We refer you to the "Forward-Looking Statements" and "Risk Factors" sections of these filings.

OmniBio

Topics to be Addressed

- Overview
- Our Team
- Plasma Product Profile/Licensing
- A Better Solution: Recombinant Fc-AAT
- Fc-AAT Science Highlights
- Fc-AAT Development Plan
- Financing Needs/Plans
- Summary

Quick Overview of Omni

- Public company since 2009 (symbol OMBP.OB)
- Initially focused on promoting & licensing new uses of plasma-derived alpha-1 antitrypsin (p-AAT)
- Now developing "Enbrel-like" recombinant Fc fusion proteins (Fc-AATs)
  - Safety/efficacy experience with p-AAT expected to inform development program
  - Target product profiles much more competitive than p-AAT
  - Several patents pending
- Operating under new management since 1/1/2013

Our Team

- **CEO – Bruce Schneider, PhD**
  - Over 35 years experience in drug development
  - Most recently EVP & Chief of Research Operations at Wyeth/Pfizer
- **CSO – Charles Dinarello, MD**
  - World recognized "father" of cytokine biology
  - Current affiliations with Univ of Colorado and Radboud Univ (Netherlands)
- **CFO – Robert Ogden, CPA**
  - Over 20 years experience with medium & small caps
- **Product & Bus Dev Lead – Bruce Forrest, MD, MBA**
  - Over 25 years experience in immunology, drug development & deal-making
  - President, B D Forrest & Company, Inc.
- **Extensive network of collaborators and consultants**

OmniBio

What's Plasma-derived AAT (p-AAT)?

- Currently approved to treat AAT-deficient patients
  - Emphysema, COPD
- Product characteristics
  - IV infusions required once per week
  - 25 year safety record
  - Limited supply, high cost (~$100,000/patient-year)
  - Total market size >$600M
- Multiple new uses discovered over past 10 years
  - Omni has secured method-of-use IP for sub-licensing to p-AAT manufacturers
  - Omni actively supporting new science & new clinical trials

Indications Supported by Omni's IP and Emerging Clinical Data*

- Diabetes mellitus
- GVHD and other non-organ transplantation
- Radioprotection
- Certain bacterial infections
- Certain viral infections
- Myocardial remodeling
- Inflammatory Bowel Disease (GI wasting diseases)

*Licensed patents issued or pending in the US for all indications; additional applications pending in Europe/Canada for GVHD and bacterial infections, and globally for radioprotection

p-AAT Clinical Trials

- **Type 1 Diabetes**
  - Three pilot studies completed (Omni Bio, Immune Tolerance Network, Kamada)
  - Loss of pancreatic beta cell function (essential for insulin production) slowed/halted in some patients
  - Higher, more frequent dosing being studied
- **Graft vs Host Disease (GvHD)**
  - Affects ~50% of all bone marrow transplant patients
  - Most patients non-responsive to steroids die within one year
  - Omni is sponsoring two multicenter trials
    - University of Michigan
    - Fred Hutchison Cancer Research Center
  - Both trials are expected to start imminently

A Better Solution: Fc-AAT

- Dr. Dinarello et al have been studying various Fc-AATs for past two years
- Key attributes of lead molecule:
  - Over 100x more potent than p-AAT in vitro
  - 40-50x more potent in various whole animal models
  - Longer duration of effect seen in some models
  - Able to be self-administered via subcutaneous injection
  - Can be made in large quantities and priced flexibly
  - Safety & efficacy of p-AAT expected to translate to Fc-AAT
- Ready for scale-up manufacturing and formulation development

OmniBio

Fc-AAT is a Dimeric Fusion Construct



-S-S-
-S-S-
Fc
Fc

- ❑ Configuration similar to Enbrel
- ❑ Fc fusion molecules inherently designed to extend duration of action
- ❑ Fc fusion molecules well-known to regulatory authorities

OmniBio

Data Highlights – Type 1 Diabetes

AAT treatment restores insulin content to islet cells



Percent euglycemic
100
80
60
40
20
0
0
50
100
150
200
250
300
Days after initial therapy
Insulin+AAT
Insulin Control

Glucose normalized with AAT for up to 1 year in NOD mice



Insulin
Glucagon
Control
p-AAT Treated
A
B
C
D

Islet histology of spontaneous diabetic NOD mice at recent onset of disease and treatment with AAT (100 days after onset).

Koulmanda et al (2008) PNAS 105: 16242-16247

OmniBio

Data Highlights - GvHD

AAT reduces mortality from GvHD in mouse transplant model



100
80
60
40
20
0
Survival (%)
0
10
20
30
40
50
60
70
Days after BMT
Syngeneic Transplant
Allogeneic Transplant
+ Human Albumin
Allogeneic Transplant
+ p-AAT

Tawara I et al. PNAS 2012;109:564-569

OmniBio

Data Highlights – Cardiac Re-Modeling

AAT reduces acute myocardial infarct size in mouse model


Albumin
AAT
Infarct
Infarct
N=6 per group
* P<0.05 vs sham
** P<0.05 vs Albumin

Toldo et al. (2011) J Mol Cell Cardiol 51(2): 244-51

OmniBio

ITN's Type 1 Diabetes Pilot Study

Results indicate stabilization of C-peptide levels (a measure of insulin-producing pancreatic beta cell function)



C-peptide Mean 2-hour AUC (pmol/mL)
2.0
1.5
1.0
0.5
0.0
0
100
200
300
400
Study Day
Pediatric
Adult

Mean change from baseline:

- Adult: +0.013 (p=0.852)
- Pediatric: -0.191 (p=0.148)

NIH's Immune Tolerance Network RETAIN study, EASD presentation, Berlin, Oct 2012

Expected C-peptide Decline in T1D


1.0
0.8
0.6
0.4
0.2
0.0
AUC (pmol/mL)
0
6
12
18
24
Month

Predicted C-peptide decline during first 12 months is 0.3 pmol/mL/year


AUC
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
12
24
Months
Age Group (yrs)
7.7 – 12.3
12.4 – 14.7
14.8 – 21.2
21.4 – 46.1

Decline is faster in younger subjects (< 21 yrs)

Greenbaum et al (2012) *Diabetes 61: 2066-2073*

OmniBio

Product Development Opportunities Unusually Broad

Lead Indications Under Consideration

Disease	Market Size (US/EU)
Type 1 Diabetes (Early Onset)	>$1B
Graft vs Host Disease	~$500M
Gout (Treatment Refractory)	>$1B

Options For Life Cycle Management

Disease	Market Size (US/EU)
Rheumatoid Arthritis	>$1B
Inflammatory Bowel Disease (Crohn's Disease, Ulcerative Colitis)	>$1B
Chronic Obstructive Pulmonary Disease	>$1B
Cardiac Remodeling	>$1B

OmniBio

Detailed Development Plan Created*


2011
2012
2013
2014
2015
2016
Q1
Q2
Q3
Q4
Fc-AAT Early Development Plan (Overview)
Selection of Candidate Molecule
Pre-Clinical Pharmacology & Toxicology
Establish MCB
Early Process Dev.
Early Analytical Assay Dev.
Early Formulation Dev.
GMP Drug Product
QC Release
In vitro Tissue Cross-Reactivity Assay (Non-GMP Material)
IND-Enabling GLP Toxicology
FDA Pre-IND Meeting
Stability Program
IND Submission
FIH Dosing
Data Analysis/CSR
Protocol Submission to IND
Initiate Phase 2 Dosing
Data Analysis/CSR
Establish Proof of Principle

*Specific timing subject to funding availability

OmniBio

Value-Enhancing Decision Points

- Activity/decision point 1 (4Q 2013)
  - Process/formulation/analytical development
  - Ancillary pharmacology & pilot tox studies
  - GMP clinical trial material (drug product)
- Decision point 2 (2Q 2014)
  - IND enabling toxicology
  - IND submission
- Decision point 3 (4Q 2014)
  - Phase 1 clinical trial
  - Initial PK/PD/biomarker data
- Decision point 4 (4Q 2015)
  - Phase 2a clinical trial in patients to establish “Proof of Principle” in first indication

Corporate Information

Stock symbol	OMBP.OB
Closing stock price (2/5/13)	$0.40
52-week range	$0.17-2.52
Shares outstanding	32 million
Fully diluted shares	54.7 million
Estimated public float shares	18 million
Market capitalization (2/5/13)	$12.8 million
Fiscal year-end	March 31
Cash in hand (12/31/12)	$0.8 million

OmniBio

Omni Summary

- Solid strategy for monetizing IP assets
- Recombinant Fc-AAT has very broad, high value potential
- Our plan for developing Fc-AAT is
  - Well-defined and predictably executed
  - Supported by a new management team and advisors with deep experience
- The pathway to a highly valuable clinical proof of principle endpoint
  - Expected to require $8-10M over next two years

OmniBio